UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2024

OMNICOM GROUP INC.

(Exact name of registrant as specified in its charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2024, Omnicom Finance Holdings plc (the “Issuer”), a wholly owned indirect subsidiary of Omnicom Group Inc. (the “Guarantor”), closed its public offering of €600 million aggregate principal amount of 3.700% Senior Notes due 2032 (the “Notes”), which are fully and unconditionally guaranteed by the Guarantor. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Issuer’s and the Guarantor’s shelf registration statement on Form S-3 (File No. 333-261046) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on November 12, 2021.

The net proceeds received by the Issuer, after deducting the underwriting discount and estimated offering expenses, were approximately €593.9 million. The Issuer intends to use such net proceeds for general corporate purposes, which could include working capital expenditures, fixed asset expenditures, acquisitions, repayment of commercial paper and short-term debt, refinancing of other debt, repurchases of the Guarantor’s common stock or other capital transactions.

The Notes were issued pursuant to an Indenture, dated as of March 6, 2024 (the “Base Indenture”), between the Issuer, the Guarantor and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of March 6, 2024, between the Issuer, the Guarantor and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes bear interest from March 6, 2024, at a rate equal to 3.700% per year, payable annually in arrears on March 6 of each year, commencing on March 6, 2025. The Notes will mature on March 6, 2032.

Subject to certain exceptions, the Indenture contains covenants limiting the Issuer’s, the Guarantor’s and their subsidiaries’ ability to (i) create certain liens; and (ii) consolidate or merge with, or convey, transfer or lease substantially all their assets to, another person. The Indenture does not contain any provision that would limit the Issuer’s or the Guarantor’s ability to incur indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in the credit quality or rating of the Guarantor or a takeover, recapitalization or highly leveraged or similar transactions involving the Guarantor.

The Notes and the related guarantee are the unsecured and unsubordinated obligations of the Issuer and the Guarantor, respectively, and rank equal in right of payment with all existing and any future unsecured senior and unsubordinated indebtedness of the Issuer and the Guarantor, respectively. The Indenture contains customary event of default provisions.

Prior to December 6, 2031 (the date that is three months prior to the maturity date of the Notes), the Notes will be redeemable, as a whole or in part, at the Issuer’s option, at any time or from time to time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus a make-whole premium, together with accrued and unpaid interest thereon, if any, to, but excluding, the redemption date. On or after December 6, 2031, the Notes will be redeemable, as a whole or in part, at the Issuer’s option, at any time or from time to time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

Upon the occurrence of a “change of control triggering event,” as defined in the Indenture, with respect to the Notes, unless the Issuer has exercised its option to redeem the Notes, the Issuer will be required to make an offer to repurchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

The Guarantor and the Issuer have applied to list the Notes on The New York Stock Exchange (the “NYSE”). The listing application has been approved by the NYSE.

The foregoing description of the terms of the Notes, the Base Indenture and First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Notes, the Base Indenture and the First Supplemental Indenture entered into in connection therewith. The Base Indenture, the First Supplemental Indenture, and the form of the global Note are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference. In connection with the offering of the Notes, the Guarantor is filing certain other exhibits to this Current Report on Form 8-K for the purpose of incorporating them as exhibits to the Registration Statement and they are also incorporated therein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Base Indenture, dated as of March 6, 2024, among Omnicom Finance Holdings plc, as issuer, Omnicom Group Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee
4.2	First Supplemental Indenture, dated as of March 6, 2024, among Omnicom Finance Holdings plc, as issuer, Omnicom Group Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee
4.3	Form of 3.700% Notes due 2032 (included in Exhibit 4.2)
5.1	Opinion of Jones Day
5.2	Opinion of Jones Day
23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)
23.2	Consent of Jones Day (included in Exhibit 5.2 hereof)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.

By:	/s/ Philip J. Angelastro
Name:	Philip J. Angelastro
Title:	Executive Vice President and Chief Financial Officer

Date: March 6, 2024

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